UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2011

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long Term Incentive Plan

On February 24, 2011, the Board of Directors of the Federal Home Loan Bank of Topeka (“FHLBank”), subject to the authority of the Director of the Federal Housing Finance Agency (“Finance Agency”) to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other financial institutions, approved amendments to FHLBank’s Long Term Incentive Plan (the “LTIP”), adding Denise L. Cauthon, SVP and Chief Accounting Officer (Principal Financial Officer), as an eligible participant under Level III of the LTIP for the 2011-2013 Performance Period and established the Performance Measures under the LTIP for the 2011-2013 Performance Period. All capitalized terms used in this Item 5.02 disclosure pertaining to the LTIP that are not otherwise defined shall have the meaning attributed to such term in the LTIP.

The Compensation Committee of the Board of Directors (the “Compensation Committee”), in consultation with the President/Chief Executive Officer (“President/CEO”), is responsible for administering the LTIP and has the full authority to construe, interpret, implement, and administer the LTIP in such capacity. Eligibility under the LTIP, as amended, is limited to a select group of management or other highly compensated employees, but normally will be further limited to the President/CEO and senior officers who are recommended by the President/CEO. The amended LTIP establishes three levels of participation, rather than four levels of participation: Level I consists of the President & CEO; Level II consists of the Chief Operating Officer and the Chief Risk Officer; and Level III consists of other FHLBank employees as recommended by the President/CEO and determined by the Compensation Committee. The following table sets forth the eligible participants under the LTIP for the 2011-2013 Performance Period and their corresponding level of participation and base award opportunity percentage:

Level I: 40%
Andrew J. Jetter, President & CEO

Level II: 30%
David S. Fisher, SEVP & Chief Operating Officer
Mark E. Yardley, EVP & Chief Risk Officer

Level III: 20%
Patrick C. Doran, SVP & General Counsel
Sonia Betsworth, SVP & Director of Credit
Brad Hodges, SVP & Director of Corporate Services
Dan Hess, SVP & Director of Member Products
Wil Osborn, SVP & Chief Financial Officer
Denise Cauthon, SVP & Chief Accounting Officer

A participant’s award under the LTIP equals the Base Award Opportunity, which means the total award that may be earned during a Performance Period for achieving Target performance levels under each Performance Measure, plus any discretionary awards that may be recommended by the President/CEO to the Compensation Committee for any Level II and/or Level III participant for extraordinary performance (the “Final Award”). Final Awards are subject to the authority of the Director of the Finance Agency to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other financial institutions and will be paid out in cash at the end of a Performance Period.

A Final Award will not be payable for any Performance Period where FHLBank fails to achieve performance at or above the Performance Measure(s) set by the Compensation Committee or under any of the following circumstances: (1) FHLBank receives a cumulative “4” rating in its Finance Agency examination, or other equivalent “operating in an unsafe or unsound condition, or with unsafe or unsound practices” rating from applicable regulatory authorities during any year within the Performance Period; (2) FHLBank has negative net income, as defined and in accordance with GAAP accounting standards, for the cumulative Performance Period; or (3) a given participant does not achieve “satisfactory” individual achievement levels during the applicable Performance Period. The determination of whether performance is deemed “satisfactory” is in the sole discretion of the Compensation Committee. Additionally, the Final Award shall be reduced by 1/3 for each year during the Performance Period in which FHLBank has negative net income, as defined and in accordance with GAAP accounting standards.

On February 24, 2011, the Board of Directors also adopted the Performance Measures for the 2011-2013 Performance Period. In calculating Base Award Opportunity amounts for the 2011-2013 Performance Period, performance shall be measured by evaluating the following:

	Minimum	Threshold		Target		Maximum
						2/12 or 1/12 vs
Total Return	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		FHLBanks

Applicable Salary
Performance Measure Percentage	0%		50%		100%	150%
Weighting	0.375		0.375		0.375	0.375
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$		$		$
						2/12 or 1/12
Expense Growth	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		vs FHLBanks

Applicable Salary
Performance Measure Percentage	0%		50%		100%	150%
Weighting	0.25		0.25		0.25	0.25
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$		$		$
Market Value of Equity (MVE) / Total Regulatory Capital Stock						2/12 or 1/12
(TRCS)	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		vs FHLBanks

Applicable Salary
Performance Measure Percentage	0%		50%		100%	150%
Weighting	0.375		0.375		0.375	0.375
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$		$		$
Total Value (Dollar Value for Total Return + Dollar Value for Expense Growth + Dollar Value for MVE/TRCS)	$	$		$		$

Base Award Opportunity Percentage Level I (40%) Level II (30%) Level III (20%)%			%		%	%
Total Base Award (Total Value x Base Award Opportunity Percentage)	$	$		$		$

The Performance Measures were revised from the previous Performance Measures under the LTIP by reducing the weighting of the Total Return metric from .75 to .375 and adding a new metric on Market Value of Equity/Total Regulatory Capital Stock (MVE/TRCS), which is weighted at .375.

Using amounts reported in the Trendbook Analysis from the Finance Agency Call Report System, MVE/TRCS is calculated by dividing base case MVE by TRCS calculated at the end of the Performance Period. TRCS is calculated as Total Regulatory Capital minus Retained Earnings. For each Performance Measure, including MVE/TRCS, the FHLBank will be ranked against the other Federal Home Loan Banks (the “Other FHLBanks”), with the highest MVE/TRCS being the best performance, and rating first out of the twelve Federal Home Loan Banks. As illustrated in the chart below, the FHLBank must fall within the following rankings for each of the Performance Measures: (1) FHLBank must be ranked higher than 9 out of 12 of the Other FHLBanks in its achievement of MVE/TRCS to meet Minimum; (2) FHLBank must be ranked at least as high as 9 out of 12 of the Other FHLBanks in its achievement of MVE/TRCS to meet Threshold; (3) FHLBank must be ranked at least as high as 6 out of 12 of the Other FHLBanks in its achievement of MVE/TRCS to meet Target; and (4)  FHLBank must be ranked first or second out of 12 of the Other FHLBanks in its achievement MVE/TRCS to meet Maximum.  Please note that Threshold is the minimum achievement level at which any award will be paid; the Minimum Performance Measure is intended merely as a benchmark against the Other FHLBanks.

The value of the Final Award at the end of the Performance Period shall be determined as follows: (1) after the Performance Period ends, the Compensation Committee will determine the FHLBank’s actual performance under the Performance Measure criteria (i.e., Minimum, Threshold, Target or Maximum); (2) the Compensation Committee will multiply the performance measure percentage achieved in step 1 for each Performance Measure by its respective weighting as set forth in the above table; (3) the Compensation Committee will then multiply the product from step 2 by the participant’s Base Salary to equal the initial Dollar Value of award for each performance measure; (4) then, the respective Dollar Value for each Performance Measure will be added to the number reached in step 3 to determine the Total Value amount; (5) the Compensation Committee will then multiply the Total Value by the Base Award Opportunity Percentage, which is assigned based on applicable eligibility Level (i.e., Level I, II or III), to determine the Base Award amount; (6) finally, the Compensation Committee will add in the President’s recommended discretionary award, if applicable, to determine the Final Award amount earned by a given participant.

Total awards payable under the LTIP are not determinable at this time.

A copy of the LTIP is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Executive Short-Term Incentive Plan and Targets

On February 24, 2011, the Board of Directors adopted amendments to the Executive Short-Term Incentive Plan (“ESTIP”) and adopted the target performance measures for awards under the ESTIP in 2011 (“ESTIP Targets”), subject to the authority of the Director of the Finance Agency to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other financial institutions. The ESTIP provides eligible key employees (“Plan Participants”) the opportunity to earn annual incentive compensation awards based on the FHLBank’s achievement of certain financial goals established by the Compensation Committee of the Board of Directors.

The purpose of the ESTIP is to motivate the Plan Participants to facilitate the FHLBank’s achievement of short-term performance goals aligned with the mission and business objectives of the FHLBank and to reward the Plan Participants in accordance with the FHLBank’s achievement of such goals.

As amended, the ESTIP removes the payment of quarterly performance awards and provides that the awards earned under the ESTIP are only payable on an annual basis. Additionally, the amendments remove the Director of Credit from participation in the ESTIP.

Annually, the Compensation Committee determines the ESTIP Targets and establishes the specific goal metrics to be used for the year, the weightings for each metric, and the specific performance ranges for each metric, including the performance ranges for threshold, target, and optimum performance, which are adopted by the Board of Directors. Under the amendments, the ESTIP Targets are measured by the results achieved in attaining specified performance levels in the following six areas:

•	Core Return Spread on Class B Common Stock

•	Net Income after Capital Charge

•	Retained Earnings

•	Mission Product Utilization

•	Risk Management – Market, Credit, Liquidity

•	Risk Management – Compliance, Business, Operations

The addition of a Retained Earnings Goal, the removal of the Core Product Utilization goal, and the division of the Risk Management goal into Risk Management – Market, Credit and Liquidity Risks and Risk Management – Compliance, Business and Operations Risks are the only goals that materially differ from the previous performance objectives as described more fully in Item 11 – “Executive Compensation” in our annual report on Form 10-K and in our current report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2010.

Retained Earnings

Achievement of the Retained Earnings goal is determined based on the dollar amount of GAAP Retained Earnings as of December 31, 2011. The performance ranges for the Retained Earnings goal are as follows:

Annual Performance Range
Threshold	$358,520,000
Target	$395,416,000
Optimum	$432,312,000

Risk Management – Market, Credit and Liquidity Risks

Achievement of the Risk Management – Market, Credit and Liquidity Risks goal will be determined by the Board of Directors in an annual assessment consisting of three areas of risk management, Liquidity Risk, Market Risk and Credit Risk, which are weighted as follows:

Risk Management Area	Weighting
Liquidity Risk	30%
Market Risk	40%
Credit Risk	30%
Total	100%

In determining an award under the Risk Management – Market, Credit and Liquidity Risks goal, the Board of Directors will rank FHLBank’s risk management performance on a scale of one to five in an annual evaluation of the Risk Appetite metrics. The weighted average of the survey of the Board of Directors will determine the award as follows:

Weighted Average Score	Payout
5 (superior)	150%
4 (highly successful)	125%
3 (successful)	100%
2.5 (moderately successful)	50%
2 (marginally successful)	0%
1 (unsuccessful)	0%

Risk Management – Compliance, Business and Operations Risks

Achievement of the Risk Management – Compliance, Business and Operations Risks goal is determined by the Board of Directors in an annual assessment consisting of three areas of risk management, Compliance Risk, Business Risk and Operations Risk, which are weighted as follows:

Risk Management Area	Weighting
Compliance Risk	30%
Business Risk	40%
Operations Risk	30%
Total	100%

In determining an award under the Risk Management – Compliance, Business and Operations Risks goal, the Board of Directors will rank FHLBank’s risk management performance on a scale of one to five in an annual evaluation of the Risk Appetite metrics. The weighted average of the survey of the Board of Directors will determine the award as follows:

Weighted Average Score	Payout
5 (superior)	150%
4 (highly successful)	125%
3 (successful)	100%
2.5 (moderately successful)	50%
2 (marginally successful)	0%
1 (unsuccessful)	0%

The ESTIP Targets are measured by the results achieved in attaining specified performance levels in the six areas, which are weighted as follows for each of the Plan Participants:

		Chief Risk Officer
	Chief Executive Officer	Chief Accounting
Objective	Chief Operating Officer	Officer	General Counsel
1. Core Return Spread on Class B Common Stock	20%	10%	15%
2. Net Income after Capital Charge	20%	10%	15%
3. Retained Earnings	10%	20%	10%
4. Mission Product Utilization	10%	10%	10%
5. Risk Management- Market, Credit, Liquidity	20%	20%	20%
6. Risk Management- Compliance, Business, Operations	20%	30%	30%
Total	100%	100%	100%

Potential values that may be awarded under the ESTIP Targets are assigned based on the Plan Participant’s position in the management hierarchy of FHLBank, which partially reflects the Plan Participant’s role in FHLBank’s strategic decisions as well as the Plan Participant’s influence over FHLBank’s overall operations and culture. In accordance with this hierarchal determination, potential values are based on a percentage of the Plan Participant’s earned base salary as follows:

Chief Executive Officer – 55%
Chief Operating Officer and Chief Risk Officer – 45%
General Counsel and Chief Accounting Officer – 35%

The formula for determining the final award earned at the end of the ESTIP plan period (“FA”) against a single goal metric is as follows: FA = [(Earned Base) (Award %) (Metric weight)]. Under the formula, (i) “Earned Base” equals the portion of the Plan Participant’s annual base wage earned from the beginning of the plan period to the end of the plan period, (ii) “Award %” equals the award potential resulting from annual performance against the goal metric if the metric accounted for 100% of the Plan Participant’s award, and (iii) “Metric Weight” equals the weight assigned to the metric as a percent of the Plan Participant’s total award potential.

Total awards payable under the ESTIP are not determinable at this time.

Copies of the amended ESTIP and the ESTIP Targets are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1 FHLBank Long-Term Incentive Plan, dated February 24, 2011.
10.2 FHLBank Amended Executive Short-Term Incentive Plan, dated February 24, 2011.
10.3 FHLBank 2011 Executive Short-Term Incentive Plan Targets, dated February 24, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

March 2, 2011	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	FHLBank Long-Term Incentive Plan, dated February 24, 2011.
10.2	FHLBank Amended Executive Short-Term Incentive Plan, dated February 24, 2011.
10.3	FHLBank 2011 Executive Short-Term Incentive Plan Targets, dated February 24, 2011.